
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 26, 2003

                                 SLM FUNDING LLC
                   formerly known as SLM FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

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
                                          Originator of:

  the Sallie Mae Student Loan Trust 1995-1,       the SLM Student Loan Trust 2000-3,
  the Sallie Mae Student Loan Trust 1996-1,       the SLM Student Loan Trust 2000-4,
  the SLM Student Loan Trust 1996-2,              the SLM Student Loan Trust 2001-1,
  the SLM Student Loan Trust 1996-3,              the SLM Student Loan Trust 2001-2,
  the SLM Student Loan Trust 1996-4,              the SLM Student Loan Trust 2001-3,
  the SLM Student Loan Trust 1997-1,              the SLM Student Loan Trust 2001-4,
  the SLM Student Loan Trust 1997-2,              the SLM Student Loan Trust 2002-1,
  the SLM Student Loan Trust 1997-3,              the SLM Student Loan Trust 2002-2,
  the SLM Student Loan Trust 1997-4,              the SLM Student Loan Trust 2002-3,
  the SLM Student Loan Trust 1998-1,              the SLM Student Loan Trust 2002-4,
  the SLM Student Loan Trust 1998-2,              the SLM Student Loan Trust 2002-5,
  the SLM Student Loan Trust 1999-1,              the SLM Student Loan Trust 2002-6,
  the SLM Student Loan Trust 1999-2,              the SLM Student Loan Trust 2002-7,
  the SLM Student Loan Trust 1999-3,              the SLM Student Loan Trust 2002-8,
  the SLM Student Loan Trust 2000-1,              the SLM Student Loan Trust 2003-1,
  the SLM Student Loan Trust 2000-2,              the SLM Student Loan Trust 2003-2, and
                                                  the SLM Student Loan Trust 2003-3.

          DELAWARE             33-95474/333-2502/333-24949/            23-2815650
(State or other Jurisdiction   333-44465/333-30932/333-68660/       (I.R.S. employer
      of formation)                      333-97247                 Identification No.)
                                 (Commission File Numbers)


                           11600 SALLIE MAE DRIVE
                               RESTON, VA 20193
                    (Address of principal executive offices)
                                     Page 1

                 Registrant's telephone number: (703) 810-7677

                                        1
                         Exhibit Index appears on Page 5

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ITEM 5. OTHER EVENTS.

    Closing of SLM Student Loan Trust 2003-3.

    Effective as of March 26, 2003, SLM Funding LLC ("SLM Funding") and Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as eligible lender trustee (the Eligible Lender Trustee") executed and delivered the Trust Agreement dated as of March 1, 2003 pursuant to which the SLM Student Loan Trust 2003-3 was formed (the "Trust").

     On March 18, 2003, the following agreements were executed and delivered by the respective parties thereto: the Underwriting Agreement and the Pricing Agreement relating to the Class A Student Loan-Backed Notes to issued by the Trust, each dated March 18, 2003, among SLM Funding, the Student Loan Marketing Association ("Sallie Mae"), Banc of America Securities LLC and Morgan Stanley & Co. Incorporated on behalf of the Underwriters named in Schedule I to the Pricing Agreement (the "Underwriters"). On March 19, 2003 the Pricing Agreement was executed and delivered by the Trust relating to the Class B Student Loan-Backed Notes to be issued by the Trust, among SLM Funding, Sallie Mae and the Underwriters.

     In connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of March 26, 2003, by and among SLM Funding, Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as interim eligible lender trustee (the "Interim Eligible Lender Trustee"), and Sallie Mae;
(b) the Interim Trust Agreement, dated as of March 1, 2003, by and between SLM Funding and the Interim Eligible Lender Trustee; (c) the Indenture, dated as of March 1, 2003, by and among the Trust, the Eligible Lender Trustee, Sallie Mae, and The Bank of New York, not in its individual capacity but solely as the trustee under the Indenture (the "Indenture Trustee"); (d) the Sale Agreement, dated as of March 26, 2003, by and among the Trust, Sallie Mae and the Eligible Lender Trustee; (e) the Purchase Agreement dated as of March 26, 2003, by and among SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae; (f) the Administration Agreement Supplement, dated as of March 26, 2003, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, Sallie Mae Servicing L.P. (the "Servicer"), SLM Funding and the Indenture Trustee, and (g) the Servicing Agreement, dated as of March 26, 2003, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

     On March 26, 2003, the Trust issued $1,268,599,000 of its Student Loan-Backed Notes.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits

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
  1.1    Underwriting Agreement relating to the Student Loan-Backed Notes, dated
         March 18, 2003, by and among SLM Funding, Sallie Mae and the
         Underwriters.

  1.2 Pricing Agreement relating to the Class A Student Loan-Backed Notes, dated March 18, 2003, by and among SLM Funding, Sallie Mae and the
         Underwriters and Pricing Agreement relating to the Class B Student
         Loan-Backed Notes, dated March 17, 2003, by and among SLM Funding,
         Sallie Mae and the Underwriters.

  4.1 Trust Agreement, dated as of March 1, 2003, by and betweenSLM Funding and Eligible Lender Trustee.

  4.2    Interim Trust Agreement, dated as of March 1, 2003, by and between SLM
         Funding and the Interim Eligible Lender Trustee.

  4.3 Indenture, dated as of March 1, 2003, by and among the Trust, the Eligible Lender Trustee, Sallie Mae and the Indenture Trustee.

 99.1    Purchase Agreement, dated as of March 26, 2003, by and among SLM
         Funding, the Interim Eligible Lender Trustee and Sallie Mae.

 99.2 Sale Agreement, dated as of March 26, 2003, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

 99.3 Administration Agreement Supplement, dated as of March 26, 2003, by and among the Trust, Sallie Mae, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

 99.4 Servicing Agreement, dated as of March 26, 2003, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the
         Indenture Trustee.


                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
Dated: March 26, 2003                       SLM FUNDING LLC

                                            By: /s/ C.E. ANDREWS
                                                --------------------------------
                                                Name: C.E. Andrews
                                                Title: CHIEF FINANCIAL OFFICER

                                INDEX TO EXHIBIT

EXHIBIT
NUMBER                                   EXHIBIT
-------     --------------------------------------------------------------------
  1.1       Underwriting Agreement relating to the Student Loan-Backed Notes, dated March 18, 2003, by and among SLM Funding, Sallie Mae and the
            Underwriters.

  1.2 Pricing Agreement relating to the Class A Student Loan-Backed Notes, dated March 18, 2003, by and among SLM Funding, Sallie Mae and the
            Underwriters. and Pricing Agreement relating to the Class B Student
            Loan-Backed Notes, dated March 19, 2003, by and among SLM Funding,
            Sallie Mae and the Underwriters.

  4.1       Trust Agreement, dated as of March 1, 2003, by and between SLM
            Funding and Eligible Lender Trustee.

  4.2       Interim Trust Agreement, dated as of March 1, 2003, by and between
            SLM Funding and the Interim Eligible Lender Trustee.

  4.3 Indenture, dated as of March 1, 2003, by and among the Trust, the Eligible Lender Trustee, Sallie Mae and the Indenture Trustee.

 99.1       Purchase Agreement, dated as of March 26, 2003, by and among SLM
            Funding, the Interim Eligible Lender Trustee and Sallie Mae.

 99.2       Sale Agreement, dated as of March 26, 2003, by and among SLM
            Funding, the Interim Eligible Lender Trustee, the Eligible Lender
            Trustee and the Trust.

 99.3 Administration Agreement Supplement, dated as of March 26, 2003, by and among the Trust, Sallie Mae, SLM Funding, the Eligible Lender
            Trustee, the Servicer and the Indenture Trustee.

 99.4 Servicing Agreement, dated as of March 26, 2003, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the
            Indenture Trustee.